UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

FRESH VINE WINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 78984

Charlotte, NC 28271

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On March 12, 2025, the board of directors of Fresh Vine Wine, Inc. (the “Company”) approved the an amendment of its articles of incorporation (the “Articles”) to change the name of Company to Amaze Holdings, Inc. On March 13, 2025, the Company filed a Certificate of Amendment to its Articles with the Secretary of State of the State of Nevada to effect the name change. In accordance with NYSE American rules, the name change will become effective on March 24, 2025. Under Nevada law, stockholder approval is not necessary to effect the name change.

In addition, on March 12, 2025, the board of directors approved amended and restated bylaws of the Company, effective as of March 24, 2025, to reflect the name change of the Company.

Concurrently with the name change, the Company’s common stock will commence trading on the NYSE American under the ticker symbol “AMZE” on March 24, 2025. There will be no change to the Company’s CUSIP in connection with the name change.

Copies of the Certificate of Amendment and Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 13, 2025, the Company issued a press release announcing the name change and trading symbol change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference, except that the information contained on any websites referenced in the press release is not incorporated by reference. In addition, a transcript of a video, which is referenced in the press release, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibits 99.1 and 99.2 attached shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation, effective March 22, 2025
3.2	Amended and Restated Bylaws (effective as of March 24, 2025)
99.1	Press Release dated March 13, 2025
99.2	Transcript of video referenced in press release dated March 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: March 13, 2025	By:	/s/ Michael Pruitt
Michael Pruitt
Chairman and Chief Executive Officer